SCUDDER
INVESTMENTS (SM)
[LOG]

--------------------------------------------------------------------------------
EQUITY/DOMESTIC
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Scudder 21st Century Growth Fund
Fund #050

Semiannual Report
January 31, 2000

For investors seeking long-term growth of capital by investing primarily in common stocks of emerging growth companies poised to be leaders in the 21st century.

A no-load fund with no commissions to buy, sell, or exchange shares.

Contents
--------------------------------------------------------------------------------

                       4   Letter from the Fund's President

                       6   Performance Update

                       8   Portfolio Summary

                      10   Portfolio Management Discussion

                      13   Glossary of Investment Terms

                      15   Investment Portfolio

                      22   Financial Statements

                      25   Financial Highlights

                      26   Notes to Financial Statements

                      31   Officers and Trustees

                      32   Investment Products and Services

                      34   Scudder Solutions

Scudder 21st Century Growth Fund
--------------------------------------------------------------------------------
ticker symbol  SCTGX                                          fund number    050
--------------------------------------------------------------------------------

Date of             o    Scudder 21st Century Growth Fund's total return was
Inception:               58.36% for the six months ended January 31, 2000, while
9/9/96                   its benchmark, the unmanaged Russell 2000 Growth Index,
                         returned 29.66%.
Total Net
Assets as of        o    The fund benefited from the strong outperformance of
1/31/00:                 small-cap growth stocks relative to large-cap growth
$215million              stocks.

                    o Several holdings in the technology, services, and biotechnology sectors performed well for the fund.

Letter from the Fund's President
--------------------------------------------------------------------------------

Dear Shareholders,

Thanks largely to technology companies, small-cap growth stocks were very strong performers during the past six months, and your fund's performance was even better. For the six months ended January 31, 2000, Scudder 21st Century Growth Fund's total return was 58.36%, while its benchmark, the Russell 2000 Growth Index, returned 29.66%.

As noted in the interview that begins on page 8, small-cap growth company stocks -- particularly those of technology and "dot-com" companies -- have continued to outperform large-cap stocks. Many of these companies are closely tied to the rapid expansion of the Internet, particularly business-to- business e-commerce, which is growing even faster than business-to-consumer Internet retailing. We believe this segment of the Internet business offers tremendous potential for companies to cut costs.

In addition, a number of service-oriented companies in such businesses as executive recruiting, legal information, and travel continue to benefit from the expanding economy. Although there is added risk in small-company growth stocks, I believe the fund's recent performance illustrates the enormous potential that can come from a diversified portfolio of well managed, fundamentally sound small growth companies.

If you have any questions regarding Scudder 21st Century Growth Fund or any other Scudder fund, please call Investor Relations at 1-800-SCUDDER (1-800-728-3337). Or visit Scudder's Web site at www.scudder.com.

Sincerely,

/s/Lynn S. Birdsong
Lynn S. Birdsong
President,
Scudder 21st Century Growth Fund

Performance Update
--------------------------------------------------------------------------------
                                                                January 31, 2000
--------------------------------------------------------------------------------
Growth of a $10,000 Investment
--------------------------------------------------------------------------------

THE ORIGINAL DOCUMENT CONTAINS A LINE CHART HERE

     Scudder 21st Century Growth Fund          Russell 2000 Growth Index*

                 9/96**   10000                        10000
                 1/97      9412                        10277
                 7/97     10214                        11090
                 1/98     10063                        11173
                 7/98     10508                        10944
                 1/99     12087                        11980
                 7/99     14675                        12534
                 1/00     23238                        16252


--------------------------------------------------------------------------------
Fund Index Comparison
--------------------------------------------------------------------------------
                                                              Total Return
                               Growth of                                 Average
Period ended 1/31/2000          $10,000               Cumulative         Annual
--------------------------------------------------------------------------------
Scudder 21st Century Growth Fund
--------------------------------------------------------------------------------
1 year                         $  19,226               92.26%             92.26%
--------------------------------------------------------------------------------
Life of Fund**                 $  24,401              144.01%             30.05%
--------------------------------------------------------------------------------
Russell 2000 Growth Index*
--------------------------------------------------------------------------------
1 year                         $  13,566               35.66%             35.66%
--------------------------------------------------------------------------------
Life of Fund**                 $  16,252               62.52%             15.66%
--------------------------------------------------------------------------------

* The Russell 2000 Growth Index is an unmanaged capitalization-weighted measure of 2,000 of the smallest capitalized U.S. companies with a greater-than-average growth orientation and whose common stocks trade on the NYSE, AMEX, and Nasdaq. Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees or expenses.

** The Fund commenced operations on September 9, 1996. Index comparisons begin September 30, 1996.

--------------------------------------------------------------------------------
Returns and Per Share Information
--------------------------------------------------------------------------------

                         Yearly periods ended January 31

THE ORIGINAL DOCUMENT CONTAINS A BAR CHART HERE


     Scudder 21st Century Growth Fund             Russell 2000 Growth Index*

             1997**     -1.17                                  2.77
             1998        6.91                                  8.72
             1999       20.11                                  7.22
             2000       92.26                                 35.66



                               1997**   1998    1999    2000
--------------------------------------------------------------------------------
Fund Total
Return (%)                    -1.17     6.91   20.11   92.26
--------------------------------------------------------------------------------
Index Total
Return (%)                     2.77     8.72    7.22   35.66
--------------------------------------------------------------------------------
Net Asset
Value ($)                     11.86    12.68   15.23   28.44
--------------------------------------------------------------------------------
Income
Dividends ($)                    --       --      --      --
--------------------------------------------------------------------------------
Capital Gains
Distributions($)                 --       --      --    0.82
--------------------------------------------------------------------------------

* The Russell 2000 Growth Index is an unmanaged capitalization-weighted measure of 2,000 of the smallest capitalized U.S. companies with a greater-than-average growth orientation and whose common stocks trade on the NYSE, AMEX, and Nasdaq. Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees or expenses.

** The Fund commenced operations on September 9, 1996. Index comparisons begin September 30, 1996.

     Performance is historical and assumes reinvestment of all dividends and capital gains and is not indicative of future results. Total return and principal value will fluctuate, so an investor's shares, when redeemed, may be worth more or less than when purchased. If the Adviser had not maintained the Fund's expenses, the total returns would have been lower.

Portfolio Summary
--------------------------------------------------------------------------------
                                                                January 31, 2000

--------------------------------------------------------------------------------
Asset Allocation
--------------------------------------------------------------------------------

A GRAPH IN THE FORM OF A PIE CHART APPEARS HERE, ILLUSTRATING THE EXACT DATA POINTS IN THE TABLE BELOW.

Common Stock                95%
Cash Equivalents             5%
--------------------------------
                           100%
--------------------------------

The fund retained a modest cash position during the period.

--------------------------------------------------------------------------------
Sector Diversification
--------------------------------------------------------------------------------
(Excludes 5% Cash Equivalents)

A GRAPH IN THE FORM OF A PIE CHART APPEARS HERE, ILLUSTRATING THE EXACT DATA POINTS IN THE TABLE BELOW.

TechnologyED]               43%
Health                      12%
Service Industries          11%
Communications               5%
Consumer Discretionary       5%
Manufacturing                5%
Energy                       5%
Durables                     5%
Media                        4%
Other                        5%
--------------------------------
                           100%
--------------------------------

With holdings in 12 separate sectors and more than 90 issues, the fund is widely diversified.

--------------------------------------------------------------------------------
Ten Largest Equity Holdings
--------------------------------------------------------------------------------
(24% of Portfolio)

Holdings in business-to-business technology services were major contributors to the fund's returns over the period.

  1.     TSI International Software, Ltd.
         Provider of software and related services to businesses

  2.     Pinnacle Systems, Inc.
         Manufacturer of video post-production workstations

  3.     National Information Consortium, Inc.
         Provider of Internet based electronic government solutions

  4.     ISS Group, Inc.
         Provider of network security monitoring, detection, and response software

  5.     Silicon Storage Technology, Inc.
         Designer of memory chips

  6.     Polycom, Inc.
         Manufacturer of audio and data conferencing products

  7.     Mercury Interactive Corp.
         Producer of automated software testing tools

  8.     Insight Communications Co., Inc.
         Cable television system operator

  9.     Research in Motion, Ltd.
         Manufacturer and marketer of radio modem technology for a wide variety of access devices in the wireless communications services

 10.     QLT PhotoTherapeutics, Inc.
         Developer of pharmaceutical products

For more complete details about the Fund's investment portfolio, see page 15. A quarterly Fund Summary and Portfolio Holdings are available upon request.

Portfolio Management Discussion
--------------------------------------------------------------------------------
                                                                January 31, 2000

In the following interview, Peter Chin and Roy C. McKay, portfolio managers of Scudder 21st Century Growth Fund, discuss the fund's market environment and strategy for the six-month period ended January 31, 2000, as well as their outlook for the coming months.

Q: How did Scudder 21st Century Growth Fund perform over the most recent six months?

A: The fund posted a strong 58.36% return for the six months ended January 31, 2000. Over the same period, the fund outpaced the 29.66% return of its benchmark, the Russell 2000 Growth Index.

Q: How do you account for the fund's strong performance?

A: First, the fund has continued to benefit from the strong outperformance of small-cap growth stocks relative to large-cap growth stocks. While many people know that technology and "dot-com" companies racked up impressive gains during the year, many smaller-cap names also earned impressive returns. Second, we had a lot of strong winners in this period, many of which were in the technology, services, and biotechnology sectors.

Q: How do you select companies for the fund?

A: Using extensive fundamental and field research, managers look for small companies, such as those in the Russell 2000 Index, that have low debt, exceptional management teams that hold a significant stake in the company, strong current or potential competitive positioning and potential annual earnings growth of at least 15%, among other factors.

Q: What stocks made important contributions to the fund's return over the period?

A: Commerce One was one of the biggest contributors to performance. The price of this e-marketplace stock rose more than ten-fold from the time we bought it. But that increase pushed the stock beyond the market capitalization limits we have set for the fund, so we sold it. Another is Mercury Interactive Software, which provides companies the capability to test new software before actual activation. This testing greatly reduces the risk of purchasing and integrating software into the companies' systems. In the services sector, we benefited from our holding of Copart, which cleans up cars that have been in accidents and maximizes the resale value on behalf of insurance companies, and Pinnacle Systems, which designs, manufactures, and markets digital video editing equipment for broadcasters and consumers.

Q: What were some other top performers for the fund?

A: While technology companies had the best performance, a number of other service companies also helped. For example, Korn/Ferry International, an executive recruiting firm, contributed to performance. As companies continue to grow and increase hiring at all levels, they have turned to firms like Korn/Ferry to help them fill their management ranks. Another contributor was Loislaw.com. This company provides legal information, including legal precedents, to law firms over the Internet -- at a much lower price than proprietary systems that require dedicated access lines. Another service company that performed well was Sapient Corp., a consulting firm that helps companies transform themselves into e-businesses. Finally, Pegasus Systems has done well. The company provides transaction processing and billing services to the travel industry.

Q: Were there any companies that hurt performance?

A: VISIX hurt the most. The company makes laser technology that can help correct eye problems, such as nearsightedness and farsightedness, so people don't have to wear glasses. Unfortunately, the company lost an International Trade Commission dispute, ruling that a competitor's product did not violate VISIX's patents. Another underperformer was Consolidated Graphics. This printing company has been able to grow rapidly by acquiring other, smaller printing companies around the country. Recently, however, it has had trouble making new acquisitions, so investors have become concerned about its future growth.

Q: What's your outlook for coming months, and how is that outlook reflected in the fund?

A: We think one of the most promising areas is business-to-business e-commerce. It has been estimated that this segment is far larger than consumer Internet retailing, and we believe it offers tremendous potential for businesses to cut costs. Beyond that, because small-cap stocks performed so well in 1999, some investors have expressed concerns about a correction in these stocks. While rapid and sharp increases in interest rates could hurt small-cap growth stocks in the short run, if the Federal Reserve Board raises rates in small, gradual increments, the impact should be muted. Given this environment, we have eliminated the fund's positions in companies that have posted big gains, such as Commerce One, Network Appliance, and Free Markets. At the same time we've been reinvesting in companies that we believe have more upside potential. We believe the Scudder 21st Century Growth Fund is an appropriate vehicle for investors seeking exposure to this dynamic segment of the U.S. economy.

Glossary of Investment Terms
--------------------------------------------------------------------------------


      Diversification      The spreading of risk by investing in several asset
                           categories, industry sectors, or individual securities. An investor with a broadly diversified portfolio will likely receive some protection from the price declines of an individual asset class.

          Fundamental      Analysis of companies based on the projected impact
             Research      of management, products, sales, and earnings on their
                           balance sheets and income statements. Distinct from technical analysis, which evaluates the attractiveness of a stock based on historical price and trading volume movements, rather than the financial results of the underlying company

          Growth Fund      A fund that invests primarily in companies that have
                           displayed above average earnings growth and are expected to continue to increase profits faster than the overall market. Stocks of such companies usually trade at higher valuations and experience more price volatility than the market as a whole.

         Growth Stock      Stock of a company that has displayed above average
                           earnings growth and is expected to continue to increase profits faster than the overall market.
                           Stocks of such companies usually trade at higher valuations and experience more price volatility than the market as a whole. Distinct from value stock.

               Market The market value of a company's outstanding shares of Capitalization common stock, determined by multiplying the number of shares outstanding by the share price (shares x price
                           = market capitalization). The universe of publicly traded companies is frequently divided into large-, mid-, and small-capitalization. "Large-cap" stocks tend to be more liquid.

             Monetary      The decision of a central bank to control the level
               Policy      of economic activity by either supplying credit
                           through lower interest rates or open market purchases, or by restricting credit through higher rates or open market sales. Looser credit tends to stimulate the economy, while tighter credit tends to calm inflationary forces.

       Price/Earnings      A widely used gauge of a stock's valuation that
          Ratio (also      indicates what investors are paying for a company's
            "earnings      earning power at the current stock price. A P/E ratio
           multiple")      may be based on a company's projected earnings for
                           the coming 12 months. A higher "earnings multiple" indicates higher expected earnings growth, along with greater risk of earnings disappointment.

                Total Return The most common yardstick to measure the performance of a fund. Total return -- annualized or compounded -- is based on a combination of share price changes plus income and capital gain distributions, if any, expressed as a percentage gain or loss in value.


(Source: Scudder Kemper Investments, Inc.; Barron's Dictionary of Finance and Investment Terms)

Investment Portfolio                          as of January 31, 2000 (Unaudited)
--------------------------------------------------------------------------------
                                                          Principal
                                                          Amount ($)   Value ($)
--------------------------------------------------------------------------------
Short Term Investments 5.0%
--------------------------------------------------------------------------------
Student Loan Marketing Association, 5.72%, 2/1/2000
 (Cost $10,088,000) ....................................  10,088,000  10,088,000


                                                              Shares
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Common Stocks 95.0%
--------------------------------------------------------------------------------
Consumer Discretionary 4.7%
Department & Chain Stores 1.5%
Pacific Sunwear of California Inc.* (Operator of
 a nationwide mall-based specialty retail chain
 of stores) ...........................................       45,800   1,345,375
Rent-A-Center, Inc.* (Owner and operator of rent-to-own
 stores and franchises) ................................      99,400   1,714,650
                                                                      ----------
                                                                       3,060,025
Recreational Products 0.6%                                            ----------
The 3DO Company* (Developer of special effect video
 systems) ..............................................     155,800   1,119,813
                                                                      ----------
Restaurants 1.2%
The Cheesecake Factory Inc.* (Operator of casual dining
 restaurants) ..........................................      81,500   2,332,938
                                                                      ----------
Specialty Retail 1.4%
David's Bridal, Inc.* (Seller of wedding attire) .......      41,700     417,000
Gildan Activewear Inc.* (Manufacturer and marketer of
 branded basic activewear) .............................      90,400   2,384,300
                                                                      ----------
                                                                       2,801,300
Consumer Staples 1.2%                                                 ----------
Food & Beverage
Hain Food Group, Inc.* (Manufacturer of specialty food
 products) .............................................      93,900   2,324,025
                                                                      ----------
Health 11.0%
Biotechnology 5.4%
Alexion Pharmaceuticals, Inc.* (Developer of
 immunoregulatory compounds) ...........................      53,600   2,345,000
CryoLife, Inc.* (Cryopreservation of viable human tissue
 for transplants) ......................................     132,400   1,919,800
Enzon Inc.* (Biopharmaceutical research company) .......      59,000   2,983,188


    The accompanying notes are an integral part of the financial statements.


                                                               Shares       Value ($)
-------------------------------------------------------------------------------------
QLT PhotoTherapeutics, Inc.* (Developer of pharmaceutical
 products) ...............................................       49,600    3,359,690
Sequenom, Inc.* (Genetic and DNA research and
 development) ............................................        6,400      166,400
                                                                         -----------
                                                                          10,774,078
Health Industry Services 0.6%                                            -----------
MedQuist, Inc.* (Electronic document transcription and
 management services) ....................................       62,500    1,246,094
                                                                         -----------
Medical Supply & Specialty 1.1%
Cytyc Corp.* (Manufacturer of medical equipment) .........       39,800    1,196,488
Fusion Medical Technologies, Inc.* (Develops surgical
 sealants for the treatment of surgical wounds) ..........       87,400    1,070,650
                                                                         -----------
                                                                           2,267,138
Pharmaceuticals 2.4%                                                     -----------
Biovail Corp. Intl.* (Full-service pharmaceutical company)       54,600    2,723,175
Maxim Pharmaceuticals, Inc.* (Pharmaceutical company) ....       60,300    2,046,431
                                                                         -----------
                                                                           4,769,606
Miscellaneous 1.5%                                                       -----------
SciQuest.com, Inc.* (Provider of scientific and laboratory
 products on the Internet) ...............................       53,100    3,006,788
Communications 4.9%
Cellular Telephone 1.9%
Research in Motion Ltd.* (Manufacturer and marketer of
 radio modem technology for a wide variety of access
 devices in the wireless communications services) ........       54,800    3,609,649
TeleCorp. PCS, Inc.* (Provider of wireless communication
 services) ...............................................        2,300       99,044
interWAVE Communications International, Ltd.* (Wireless
 communication systems) ..................................        3,700      135,050
                                                                         -----------
                                                                           3,843,743
Telephone/Communications 3.0%                                            -----------
AVT Corp.* (Developer and marketer of a variety of open
 systems based computer telephony products) ..............       87,400    1,955,564
Proxim, Inc.* (Manufacturer of wireless local area
 networking products) ....................................        8,200      700,588
SBA Communications Corp.* (Wireless communications) ......       69,600    2,109,751
Xircom, Inc. (Developer, manufacturer and seller of
 communication solutions for computer users) .............       24,800    1,222,950
                                                                         -----------
                                                                           5,988,853
                                                                         -----------


    The accompanying notes are an integral part of the financial statements.


                                       16


                                                                  Shares       Value ($)
----------------------------------------------------------------------------------------
Financial 1.8%
Banks 0.6%
People's Heritage Financial Group, Inc. (Holding company
 for full-service banks) ......................................      82,700   1,214,656
                                                                           -------------
Real Estate 1.2%
Reckson Services Industries, Inc.* (Service provider for office
 and industrial properties) ...................................      44,800   2,315,600
                                                                           -------------
Media 3.9%
Advertising 0.6%
Speedway Motorsports, Inc.* (Marketer and promoter of
 motorsports entertainment) ...................................      38,200   1,203,300
                                                                           -------------
Broadcasting & Entertainment 1.4%
Cumulus Media Inc. "A" (Radio broadcasting company) ...........      65,700   2,566,406
Radio Unica Corp.* (Operator of a Spanish-language
 national radio network) ......................................       8,000     192,000
                                                                           -------------
                                                                              2,758,406
Cable Television 1.9%                                                      -------------
Insight Communications Co., Inc.* (Cable television system
 operator) ....................................................     145,800   3,708,788

Service Industries 10.7%
EDP Services 2.5%
Micromuse, Inc.* (Developer of software solutions to
 manage information technology infrastructure) ................      15,600   2,545,726
Pegasus Systems, Inc.* (Provider of global electronic
 commerce and transaction processing solutions to
 diverse businesses) ..........................................      55,500   1,498,500
Ultimate Software Group, Inc.* (Developer of personnel
 and payroll management software solutions) ...................     107,400     939,750
                                                                           -------------
                                                                              4,983,976
Investment 0.8%                                                            -------------
Multex.com Inc.* (Provider of online investment research and
 information services) ........................................      62,400   1,567,800
                                                                           -------------
Miscellaneous Commercial Services 6.7%
AnswerThink Consulting Group, Inc.* (Provider of consulting
 and technology enabled solutions focused on the
Internet and web-enabled commerce) ............................      78,100   2,543,131
Copart, Inc.* (Auctioneer of damaged vehicles for insurance
companies) ....................................................     170,400   2,896,800


    The accompanying notes are an integral part of the financial statements.


                                       17

                                                                  Shares       Value ($)
----------------------------------------------------------------------------------------
Cornell Corrections, Inc.* (Developer and operator of
 correctional, detention and pre-release facilities) .......       81,100      826,206
Digital River, Inc.* (Provider of comprehensive electronic
 commerce outsourcing solutions to software publishers
 and online retailers) .....................................       37,600      982,301
Korn/Ferry International* (A global executive search firm) .       69,400    2,389,963
MedicaLogic, Inc.* (Connects physicians and patients
 through the Internet) .....................................        4,200      123,375
NetRatings, Inc.* (Provider of Internet audience
 measurement information) ..................................        2,100       77,700
Newgen Results Corp.* (Provider of customized database
 management and related services for automobile
 dealerships and manufacturers) ............................       52,600      552,300
Whittman-Hart, Inc.* (Information technology consulting
 and system integration services) ..........................       86,900    3,084,950
                                                                           -------------
                                                                            13,476,726
Miscellaneous Consumer Services 0.7%                                       -------------
Loislaw.com, Inc.* (Provider of legal information over the
 Internet) .................................................       42,200      801,800
Steiner Leisure Ltd.* (Provider of spa services and skin and
 hair products on cruise ships) ............................       36,700      644,544
                                                                           -------------
                                                                             1,446,344
Durables 4.3%                                                              -------------
Telecommunications Equipment
Antec Corp.* (Developer and supplier of optical
 transmission equipment for cable TV) ......................       56,700    2,218,388
Com21, Inc.* (Designer, developer, and retailer of
 value-added, high-speed communications solutions) .........       73,700    2,326,156
Polycom, Inc.* (Manufacturer of audio and data
 conferencing products) ....................................       66,800    4,033,050
                                                                           -------------
                                                                             8,577,594
Manufacturing 4.6%                                                         -------------
Chemicals 0.9%
Albany Molecular Research, Inc.* (An integrated chemistry
 outsourcing company) ......................................       43,200    1,852,201
                                                                           -------------
Electrical Products 1.8%
Power Intergrations, Inc.* (Designer and developer of analog integrated circuits for use in AC to DC power
 conversion) ...............................................       44,900    1,641,657
Power-One, Inc.* (Manufacturer of power supplies for
 electronic equipment manufacturers) .......................       55,900    1,914,575
                                                                           -------------
                                                                             3,556,232
                                                                           -------------


    The accompanying notes are an integral part of the financial statements.


                                       18


                                                                 Shares    Value ($)
------------------------------------------------------------------------------------
Machinery/Components/Controls 1.3%
Asyst Technologies, Inc.* (Manufacturer of material handling
 systems for semiconductor producers) ......................      36,200   2,624,500
                                                                           ---------
Miscellaneous 0.6%
Jakks Pacific, Inc.* (Manufacturer and developer of toys and
 related products for children) ............................      69,050   1,128,536
                                                                           ---------
Technology 40.7%
Computer Software 22.9%
Advent Software, Inc.* (Provider of stand-alone and
 client/server software products) ..........................      35,600   2,354,051
BSQUARE Corp.* (Software developer) ........................      38,000   1,384,625
Caminus Corp.* (Provider of software solutions and
 consulting services to utility companies) .................      15,500     344,875
Deltathree.com, Inc., "A"* (Provider of Web-based
 communication services) ...................................      56,600   2,490,400
Digex, Inc.* (Provider of Web site hosting services) .......       5,100     432,863
Digital Courier Technologies, Inc.* (Developer of Internet
 software and services) ....................................     162,300   1,927,313
E-Stamp Corp.* (Provider of Internet related software) .....      56,700     963,900
ISS Group, Inc.* (Provider of network security monitoring,
 detection, and response software) .........................      77,000   5,096,438
ITXC Corp.* (Provider of Internet-based voice and fax
 services) .................................................      14,300   1,537,250
Information Architects Corp.* (Provider of Web-based
 digital content and information management solutions) .....     129,200   1,728,050
Interactive Intelligence, Inc.* (Developer of communications
 software) .................................................      16,000     418,000
Interleaf, Inc.* (Developer and marketer of software
 products) .................................................      31,400   1,312,912
Internet Pictures Corp.* (Provider of visual content and
 infrastructure for electronic commerce) ...................      95,568   3,058,189
Intertrust Technologies Corp.* (Internet software
 developer) ................................................       3,100     447,563
Keynote Systems, Inc.* (Provider of Internet software) .....       2,000     162,250
Mediaplex, Inc.* (Provider of eBusiness marketing
 solutions) ................................................      29,800   3,039,600
Preview Systems, Inc.* (Developer of software that enables
 networks to electronically distribute and license
 products) .................................................      21,300   1,043,700
Quintus Corp.* (Provider of Internet commerce software) ....      52,100   1,758,375
RSA Security Inc.* (Provider of Internet security solutions
 for electronic business worldwide) ........................      16,800     913,500


    The accompanying notes are an integral part of the financial statements.


                                       19


                                                                 Shares      Value ($)
--------------------------------------------------------------------------------------
S1 Corp.* (Provider of Internet-based financial services
 solutions) ...............................................       10,100      914,681
Silknet Software, Inc.* (Provider of Internet related
 software) ................................................       12,300    1,815,788
THQ, Inc.* (Developer, publisher and distributor of
 interactive entertainment software) ......................       78,100    1,620,575
TSI International Software Ltd.* (Provider of software and
 related services to businesses) ..........................      125,200    7,676,325
Viador Inc.* (Provider of Internet software) ..............       10,900      392,400
VocalTec, Ltd.* (Producer of software for audio
 communications on the Internet) ..........................       28,600      811,525
Xpedior, Inc.* (Provider of eBusiness solutions to Internet
 businesses) ..............................................       66,000    1,815,000
eSPEED, Inc., "A"* (Operator of interactive electronic
 marketplaces) ............................................        3,900      267,881
                                                                           ----------
                                                                           45,728,029
Diverse Electronic Products 1.6%                                           ----------
InterVU Inc.* (Provider of Internet video delivery
 products) ................................................       34,800    3,219,000
                                                                           ----------
EDP Peripherals 1.9%
Mercury Interactive Corp.* (Producer of automated software
 testing tools) ...........................................       34,600    3,784,375
                                                                           ----------
Electronic Data Processing 0.0%
Turnstone Systems, Inc.* (Provides loop management
 solutions) ...............................................        1,500       43,500
                                                                           ----------
Office/Plant Automation 4.0%
National Computer Corp. ...................................       31,600    1,082,300
Pinnacle Systems, Inc.* (Manufacturer of video
 post-production workstations) ............................      143,000    6,971,250
                                                                           ----------
                                                                            8,053,550
Semiconductors 6.2%                                                        ----------
Burr-Brown Corp.* (Manufacturer of analog and
 mixed-signal integrated circuits) ........................       47,300    1,750,100
Silicon Image, Inc.* (Developer of semiconductors) ........       40,500    3,007,125
Silicon Storage Technology, Inc.* (Designer of memory
 chips) ...................................................      115,800    4,523,437
Transwitch Corp.* (Developer, marketer and supporter of
 integrated digital and mixed-signal semiconductors for
 telecommunication markets) ...............................       42,250    2,099,297
Vitesse Semiconductor Corp.* (Manufacturer of digital
 integrated circuits) .....................................       23,200    1,009,200
                                                                           ----------
                                                                           12,389,159
                                                                           ----------


    The accompanying notes are an integral part of the financial statements.


                                       20


                                                                   Shares    Value ($)
--------------------------------------------------------------------------------------
Miscellaneous 4.1%
National Information Consortium, Inc.* (Provider of Internet
 based electronic government solutions) .....................     131,800   5,782,725
Semitool, Inc.* (Designer of equipment used in fabrication
 of semiconductors) .........................................       2,500      60,000
SonicWALL, Inc.* (Provider of Internet security solutions) ..       3,800     221,350
SonoSite, Inc.* (Developer of miniaturized digital ultrasound
 imaging devices) ...........................................      68,700   2,194,106
                                                                           ----------
                                                                            8,258,181
Energy 4.3%                                                                ----------
Oil & Gas Production 2.4%
Barrett Resources Corp.* (Oil and gas exploration and
 production) ................................................      71,600   2,116,675
Key Production Co., Inc.* (Oil and gas production) ..........     112,400     997,551
Swift Energy Co.* (Oil and gas exploration and production) ..     160,900   1,779,956
                                                                           ----------
                                                                            4,894,182
Oil Companies 1.1%                                                         ----------
Stone Energy Corporation* (Independent oil and gas
 company) ...................................................      59,200   2,205,200
                                                                           ----------
Oilfield Services/Equipment 0.8%
National-Oilwell, Inc.* (Manufacturer of oil and gas drilling
 equipment) .................................................      84,400   1,582,500
                                                                           ----------
Construction 2.9%
Building Materials 0.4%
Simpson Manufacturing Co., Inc.* (Manufacturer of
 wood-to-wood, wood-to-concrete and wood-to-masonry
 connectors) ................................................      21,600     850,500
                                                                           ----------
Building Products 2.5%
CoStar Group Inc.* (Provider of building plan information) ..      71,400   2,302,650
Trex Company, Inc.* (Manufacturer of non-wood decking
 alternative products) ......................................      98,700   2,664,900
                                                                            4,967,550
                                                                           ----------
--------------------------------------------------------------------------------------
Total Common Stocks (Cost $158,611,070)                                   189,924,786
--------------------------------------------------------------------------------------
Total Investment Portfolio-- 100.0% (Cost $168,699,070) (a)               200,012,786
--------------------------------------------------------------------------------------

*    Non-income producing security.

(a) The cost for federal income tax purposes was $168,738,807. At January 31, 2000, net unrealized appreciation for all securities based on tax cost was $31,273,979. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $38,141,121 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $6,867,142.


    The accompanying notes are an integral part of the financial statements.

Financial Statements
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Statement of Assets and Liabilities as of January 31, 2000 (Unaudited)
--------------------------------------------------------------------------------

Assets
--------------------------------------------------------------------------------
Investments in securities, at value (cost $168,699,070) .   $ 200,012,786
Cash ....................................................           1,169
Receivable for investments sold .........................      25,260,311
Receivable for Fund shares sold .........................       1,111,724
Deferred organization expense ...........................           6,994
Other assets ............................................             941
                                                            -------------
Total assets ............................................     226,393,925

Liabilities
--------------------------------------------------------------------------------
Payable for invesments purchased ........................      10,158,443
Payable for Fund shares redeemed ........................         833,318
Accrued management fee ..................................         123,208
Other accrued expenses and payables .....................         305,472
                                                            -------------
Total liabilities .......................................      11,420,441
--------------------------------------------------------------------------------
Net assets, at value                                        $ 214,973,484
--------------------------------------------------------------------------------

Net Assets
--------------------------------------------------------------------------------
Net assets consist of:
Accumulated net investment loss .........................        (769,406)
Net unrealized appreciation (depreciation) on investments      31,313,716
Accumulated net realized gain (loss) ....................      33,080,483
Paid-in capital .........................................     151,348,691
--------------------------------------------------------------------------------
Net assets, at value                                        $ 214,973,484
--------------------------------------------------------------------------------

Net Asset Value
--------------------------------------------------------------------------------
Net Asset Value, offering and redemption price per share
 ($214,973,484 / 7,559,868 outstanding shares of beneficial
 interest, $.01 par value, unlimitednumber of shares
 authorized) ............................................  $        28.44


    The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------
Statement of Operations for the six months ended January 31, 2000 (Unaudited)
--------------------------------------------------------------------------------

Investment Income
--------------------------------------------------------------------------------
Dividends .....................................................   $      8,429
Interest ......................................................        225,761
                                                                  ------------
Total income ..................................................        234,190
                                                                  ------------
Expenses:
Management fee ................................................        568,767
Services to shareholders ......................................        330,978
Custodian and accounting fees .................................         41,646
Trustees' fees and expenses ...................................         25,068
Auditing ......................................................          8,958
Registration fees .............................................         40,875
Reports to shareholders .......................................         16,989
Legal .........................................................          7,546
Amortization of organization expense ..........................          2,191
Other .........................................................          5,166
                                                                  ------------
Total expenses, before expense reductions .....................      1,048,184
Expense reductions ............................................        (44,588)
                                                                  ------------
Total expenses, after expense reductions ......................      1,003,596
Net investment income (loss) ..................................       (769,406)

Realized and unrealized gain (loss) on investment transactions
--------------------------------------------------------------------------------
Net realized gain (loss) from:
Investments ...................................................     33,826,163
Foreign currency related transactions .........................           (151)
                                                                  ------------
                                                                    33,826,012
                                                                  ------------
Net unrealized appreciation (depreciation) during the period on
 investments ..................................................     15,845,764
--------------------------------------------------------------------------------
Net gain (loss) on investment transactions                          49,671,776
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting from operations   $ 48,902,370
--------------------------------------------------------------------------------


    The accompanying notes are an integral part of the financial statements.


---------------------------------------------------------------------------------------------------------
Statements of Changes in Net Assets
---------------------------------------------------------------------------------------------------------
                                                           Six Months
                                                             Ended
                                                           January 31,      Eleven Months      Year Ended
Increase (Decrease) in Net                                    2000          Ended July 31,     August 31,
Assets                                                     (Unaudited)         1999               1998
---------------------------------------------------------------------------------------------------------
Operations:
Net investment income (loss) ........................   $    (769,406)   $    (589,976)   $    (448,014)
Net realized gain (loss) on
 investment transactions ............................      33,826,012        6,048,657          (75,261)
Net unrealized appreciation
 (depreciation) on investment
 transactions during the period .....................      15,845,764       19,613,097       (8,260,290)
                                                        -------------    -------------    -------------
Net increase (decrease) in net
 assets resulting from operations ...................      48,902,370       25,071,778       (8,783,565)
Distributions to shareholders:
From net realized gains .............................      (4,561,756)              --               --
                                                        -------------    -------------    -------------
Fund share transactions:
Proceeds from shares sold ...........................     124,558,615       34,857,980       21,758,221
Reinvestment of distributions .......................       4,508,959               --               --
Cost of shares redeemed .............................     (30,091,457)     (15,346,773)      (9,368,423)
Redemption fees .....................................         105,026           43,738           22,595
                                                        -------------    -------------    -------------
Net increase (decrease) in net
 assets from Fund share
 transactions .......................................      99,081,143       19,554,945       12,412,393
                                                        -------------    -------------    -------------
Increase (decrease) in net assets ...................     143,421,757       44,626,723        3,628,828
Net assets at beginning of period ...................      71,551,727       26,925,004       23,296,176

Net assets at end of period (including accumulated
 net investment loss of $769,406 at                     -------------    -------------    -------------
 January 31, 2000.) .................................   $ 214,973,484    $  71,551,727    $  26,925,004
                                                        -------------    -------------    -------------

Other Information
---------------------------------------------------------------------------------------------------------
Shares outstanding at beginning
of period ...........................................       3,870,878        2,653,082        1,776,347
                                                        -------------    -------------    -------------
Shares sold .........................................       4,779,316        2,232,047        1,580,844
Shares issued to shareholders in
 reinvestment of distributions ......................         155,588               --               --
Shares redeemed .....................................      (1,245,914)      (1,014,251)        (704,109)
                                                        -------------    -------------    -------------
Net increase (decrease) in Fund
 shares .............................................       3,688,990        1,217,796          876,735
Shares outstanding at end of ........................   -------------    -------------    -------------
 period .............................................       7,559,868        3,870,878        2,653,082
                                                        -------------    -------------    -------------


    The accompanying notes are an integral part of the financial statements.


Financial Highlights
-------------------------------------------------------------------------------------
The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements.

-------------------------------------------------------------------------------------
                                            2000(b)    1999(c)    1998(d)   1997(e)
-------------------------------------------------------------------------------------
Net asset value, beginning of period        $18.48    $10.15      $13.11   $12.00
                                            -----------------------------------------
-------------------------------------------------------------------------------------
Income (loss) from investment operations:
-------------------------------------------------------------------------------------
Net investment income (loss) (a)              (.16)     (.19)       (.19)    (.15)
-------------------------------------------------------------------------------------
Net realized and unrealized gain on
 investment transactions                     10.92      8.51       (2.78)    1.25
                                            -----------------------------------------
-------------------------------------------------------------------------------------
Total from investment operations             10.76      8.32       (2.97)    1.10
-------------------------------------------------------------------------------------
Less distributions from:
-------------------------------------------------------------------------------------
Net realized gains on investment
 transactions                                 (.82)       --          --       --
                                            -----------------------------------------
-------------------------------------------------------------------------------------
Total distributions                           (.82)       --          --       --
-------------------------------------------------------------------------------------
Redemption fees                                .02       .01         .01      .01
-------------------------------------------------------------------------------------
Net asset value, end of period              $28.44    $18.48      $10.15   $13.11
                                            -----------------------------------------
-------------------------------------------------------------------------------------
Total Return (%) (f)                         58.36(g)**82.07(g)** (22.58)    9.25(g)**
-------------------------------------------------------------------------------------

Ratios to Average Net Assets and Supplemental Data
-------------------------------------------------------------------------------------
Net assets, end of period ($ millions)         215        72          27       23
-------------------------------------------------------------------------------------
Ratio of expenses before expense
 reductions (%)                               1.83*     2.22*       2.17     3.52*
-------------------------------------------------------------------------------------
Ratio of expenses after expense
 reductions (%)                               1.75*     1.75*       1.75     1.75*
-------------------------------------------------------------------------------------
Ratio of net investment income (loss) (%)    (1.34)*   (1.42)*     (1.38)   (1.27)*
-------------------------------------------------------------------------------------
Portfolio turnover rate (%)                    157*      148*        120       92*
-------------------------------------------------------------------------------------


(a)  Based on monthly average shares outstanding during the period.

(b)  For the six months ended January 31, 2000 (Unaudited).

(c) For the eleven months ended July 31, 1999. On September 16, 1998 the Trustees of the Fund changed the fiscal year end to July 31 from August 31.

(d)  For the year ended August 31, 1998.

(e) For the period September 9, 1996 (commencement of operations) to August 31, 1997.

(f)  Total return would have been lower had certain expenses not been reduced.

(g) Total return does not reflect the effect to the shareholder of the 1% redemption fee on shares held less than one year.

*    Annualized

**   Not annualized

Notes to Financial Statements                                        (Unaudited)
--------------------------------------------------------------------------------

A. Significant Accounting Policies

Scudder 21st Century Growth Fund (the "Fund") is a diversified series of Scudder Securities Trust (the "Trust") which is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company organized as a Massachusettes business trust.

On September 16, 1998, the Trustees of the Fund changed the fiscal year end to July 31 from August 31.

The Fund's financial statements are prepared in accordance with generally accepted accounting principles which require the use of management estimates. The policies described below are followed consistently by the Fund in the preparation of its financial statements.

Security Valuation. Investments are stated at value determined as of the close of regular trading on the New York Stock Exchange. Securities which are traded on U.S. or foreign stock exchanges are valued at the most recent sale price reported on the exchange on which the security is traded most extensively. If no sale occurred, the security is then valued at the calculated mean between the most recent bid and asked quotations. If there are no such bid and asked quotations, the most recent bid quotation is used. Securities quoted on the Nasdaq Stock Market ("Nasdaq"), for which there have been sales, are valued at the most recent sale price reported. If there are no such sales, the value is the most recent bid quotation. Securities which are not quoted on Nasdaq but are traded in another over-the-counter market are valued at the most recent sale price, or if no sale occurred, at the calculated mean between the most recent bid and asked quotations on such market. If there are no such bid and asked quotations, the most recent bid quotation shall be used.

All other securities are valued at their fair value as determined in good faith by the Valuation Committee of the Board of Trustees.

Foreign Currency Translations. The books and records of the Fund are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into U.S. dollars at the prevailing exchange rates at period end. Purchases and sales of investment securities, income and expenses are translated into U.S. dollars at the prevailing exchange rates on the respective dates of the transactions.

Net realized and unrealized gains and losses on foreign currency transactions represent net gains and losses between trade and settlement dates on securities transactions, the disposition of forward foreign currency exchange contracts and foreign currencies, and the difference between the amount of net investment income accrued and the U.S. dollar amount actually received. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed but is included with net realized and unrealized gains and losses on investment securities.

Repurchase Agreements. The Fund may enter into repurchase agreements with certain banks and broker/dealers whereby the Fund, through its custodian or sub-custodian bank, receives delivery of the underlying securities, the amount of which at the time of purchase and each subsequent business day is required to be maintained at such a level that the market value is equal to at least the principal amount of the repurchase price plus accrued interest.

Federal Income Taxes. The Fund's policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Accordingly, the Fund paid no federal income taxes and no federal income tax provision was required. From November 1, 1998, through July 31, 1999, the Fund incurred approximately $542,000 of net realized long term capital losses. As permitted by tax regulations, the Fund intends to defer these losses and treat them as arising in the fiscal year ended July 31, 2000.

Distribution of Income and Gains. Distributions of net investment income, if any, are made annually. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed, and, therefore, will be distributed to shareholders at least annually.

The timing and characterization of certain income and capital gains distributions are determined annually in accordance with federal tax regulations which may differ from generally accepted accounting principles. These differences primarily relate to net investment losses incurred by the Fund. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

Investment Transactions and Investment Income. Investment transactions are accounted for on the trade date. Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date. Realized gains and losses from investment transactions are recorded on an identified cost basis.

Organization Costs. Costs incurred by the Fund in connection with its organization have been deferred and are being amortized on a straight-line basis over a five-year period.

Redemption Fees. In general, shares of the Fund may be redeemed at net asset value. However, upon the redemption or exchange of shares held by shareholders for less than one year, a fee of 1% of the current net asset value of the shares will be assessed and retained by the Fund for the benefit of the remaining shareholders. The redemption fee is accounted for as an addition to paid-in capital.

B. Purchases and Sales of Securities

For the six months ended January 31, 2000, purchases and sales of investment securities (excluding short-term investments) aggregated $159,459,933 and $87,097,807, respectively.

C. Related Parties

Under the Investment Management Agreement (the "Agreement") with Scudder Kemper Investments, Inc. (the "Adviser"), the Fund pays the Adviser a fee equal to an annual rate of 1.00% of the Fund's average daily net assets, computed and accrued daily and payable monthly. As manager of the assets of the Fund, the Adviser directs the investments of the Fund in accordance with its investment objective, policies, and restrictions. The Adviser determines the securities, instruments and other contracts relating to investments to be purchased, sold or entered into by the Fund. In addition to portfolio management services, the Adviser provides certain administrative services in accordance with the Agreement. The Adviser has agreed not to impose all or a portion of the Fund's management fee until November 30, 2000 in order to maintain the annualized expenses of the Fund at not more than 1.75% of average daily net assets. For the six months ended January 31, 2000, the Adviser did not impose a portion of its management fee amounting to $41,892 and the amount imposed amounted to $526,875, which was equivalent to an annualized effective rate of 0.92%.

Scudder Service Corporation ("SSC"), a subsidiary of the Adviser, is the transfer, dividend paying and shareholder service agent for the Fund. For the six months ended January 31, 2000, SSC imposed fees amounting to $196,092, of which $134,988 was unpaid at January 31, 2000.

Scudder Trust Company ("STC"), a subsidiary of the Adviser, provides recordkeeping and other services in connection with certain retirement and employee benefit plans invested in the Fund. For the six months ended January 31, 2000, STC imposed fees amounting to $52,868, of which $25,742 was unpaid at January 31, 2000.

Scudder Fund Accounting Corporation ("SFAC"), a subsidiary of the Adviser, is responsible for determining the daily net asset value per share and maintaining the portfolio and general accounting records of the Fund. For the six months ended January 31, 2000, SFAC imposed fees amounting to $32,666, of which $8,816 was unpaid at January 31, 2000.

The Fund is one of several Scudder Funds (the "Underlying Funds") in which the Scudder Pathway Series Portfolios (the "Portfolios") invest. In accordance with the Special Servicing Agreement entered into by the Adviser, the Portfolios, the Underlying Funds, SSC, SFAC, STC, and Scudder Investor Services, Inc., expenses from the operation of the Portfolios are borne by the Underlying Funds based on each Underlying Fund's proportionate share of assets owned by the Portfolios. No Underlying Fund will be charged expenses that exceed the estimated savings to each respective Underlying Fund. These estimated savings result from the elimination of separate shareholder accounts which either currently are or have potential to be invested in the Underlying Funds. For the six months ended January 31, 2000, the Special Servicing Agreement expense charged to the Fund amounted to $53,908.

The Fund pays each of its Trustees not affiliated with the Adviser an annual retainer plus specified amounts for attended board and committee meetings. For the six months ended January 31, 2000, the Trustees' fees and expenses aggregated $25,068.

D. Expense Off-Set Arrangements

The Fund has entered into an arrangement with its custodian and transfer agent whereby credits realized as a result of uninvested cash balances were used to reduce a portion of the Fund's expenses. During the period, the Fund's custodian and transfer agents fees were reduced by $848 and $1,848, respectively.

E. Line of Credit

The Fund and several Scudder Funds (the "Participants") share in a $1 billion revolving credit facility for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Participants are charged an annual commitment fee which is allocated pro rata among each of the Participants. Interest is calculated based on the market rates at the time of the borrowing. The Fund may borrow up to a maximum of 33 percent of its net assets under the agreement.

Officers and Trustees
--------------------------------------------------------------------------------


Lynn S. Birdsong*                            Peter Chin*
   o  President                                 o  Vice President

Sheryle J. Bolton                            J. Brooks Dougherty*
   o  Trustee; Chief Executive Officer,         o  Vice President
      Scientific Learning Corporation
                                             James M. Eysenbach*
William T. Burgin                               o  Vice President
   o  Trustee; General Partner, Bessemer
      Venture Partners                       James E. Fenger*
                                                o  Vice President
Keith R. Fox
   o  Trustee; Private Equity Investor       Philip S. Fortuna*
                                                o  Vice President
William H. Luers
   o  Trustee; Chairman and President,       Sewall F. Hodges*
      U.N. Association of America               o  Vice President

Kathryn L. Quirk*                            Ann M. McCreary*
   o  Trustee, Vice President and               o  Vice President
      Assistant Secretary
                                             Thaddeus Paluszek*
Joan E. Spero                                   o  Vice President
   o  Trustee; President, Doris Duke
      Charitable Foundation                  John Millette*
                                                o  Vice President and Secretary
Paul Bancroft III
   o  Honorary Trustee; Venture              John R. Hebble*
      Capitalist and Consultant                 o  Treasurer

Wilson Nolen                                 Caroline Pearson*
   o  Honorary Trustee; Consultant              o  Assistant Secretary

Robert G. Stone, Jr.                         *Scudder Kemper Investments, Inc.
   o  Honorary Trustee; Chairman
      Emeritus and Director, Kirby
      Corporation

Edmund R. Swanberg
   o  Honorary Trustee

Investment Products and Services
--------------------------------------------------------------------------------
1-800-SCUDDER                                                    www.scudder.com

--------------------------------------------------------------------------------
The Scudder Family of Funds+++
--------------------------------------------------------------------------------
 Money Market                                       U.S. Growth and Income
   Scudder U.S. Treasury Money Fund                   Scudder Balanced Fund
   Scudder Cash Investment Trust                      Scudder Dividend & Growth Fund
   Scudder Money Market Series --                     Scudder Growth and Income Fund
    Prime Reserve Shares*                             Scudder Select 500 Fund
    Premium Shares*                                   Scudder S&P 500 Index Fund
    Managed Shares*                                   Scudder Real Estate Investment Fund
   Scudder Government Money Market
    Series -- Managed Shares*                       U.S. Growth
                                                    Value
 Tax Free Money Market+                               Scudder Large Company Value Fund
   Scudder Tax Free Money Fund                        Scudder Value Fund***
   Scudder Tax Free Money Market                      Scudder Small Company Value Fund
    Series -- Managed Shares*                         Scudder Micro Cap Fund
   Scudder California Tax Free Money Fund**         Growth
   Scudder New York Tax Free Money Fund**             Scudder Classic Growth Fund***
                                                      Scudder Large Company Growth Fund
 Tax Free+                                            Scudder Select 1000 Growth Fund
   Scudder Limited Term Tax Free Fund                 Scudder Development Fund
   Scudder Medium Term Tax Free Fund                  Scudder 21st Century Growth Fund
   Scudder Managed Municipal Bonds
   Scudder High Yield Tax Free Fund                 Global Equity
   Scudder California Tax Free Fund**               Worldwide
   Scudder Massachusetts Limited Term                 Scudder Global Fund
    Tax Free Fund**                                   Scudder International Value Fund
   Scudder Massachusetts Tax Free Fund**              Scudder International Growth and
   Scudder New York Tax Free Fund**                    Income Fund
   Scudder Ohio Tax Free Fund**                       Scudder International Fund++
                                                      Scudder International Growth Fund
 U.S. Income                                          Scudder Global Discovery Fund***
   Scudder Short Term Bond Fund                       Scudder Emerging Markets Growth Fund
   Scudder GNMA Fund                                  Scudder Gold Fund
   Scudder Income Fund                              Regional
   Scudder Corporate Bond Fund                        Scudder Greater Europe Growth Fund
   Scudder High Yield Bond Fund                       Scudder Pacific Opportunities Fund
                                                      Scudder Latin America Fund
 Global Income                                        The Japan Fund, Inc.
   Scudder Global Bond Fund
   Scudder International Bond Fund                  Industry Sector Funds
   Scudder Emerging Markets Income Fund             Choice Series
                                                      Scudder Financial Services Fund
 Asset Allocation                                     Scudder Heath Care Fund
   Scudder Pathway Conservative Portfolio             Scudder Technology Fund
   Scudder Pathway Balanced Portfolio
   Scudder Pathway Growth Portfolio                 Preferred Series
                                                      Scudder Tax Managed Growth Fund
                                                      Scudder Tax Managed Small Company Fund

--------------------------------------------------------------------------------
1-800-SCUDDER                                                    www.scudder.com

--------------------------------------------------------------------------------
Retirement Programs and Education Accounts
--------------------------------------------------------------------------------
 Retirement Programs                              Education Accounts
   Traditional IRA                                  Education IRA
   Roth IRA                                         UGMA/UTMA
   SEP-IRA
   Keogh Plan
   401(k), 403(b) Plans
   Variable Annuities
    Scudder Horizon Plan**+++ +++
    Scudder Horizon Advantage**+++ +++ +++


-----------------------------------------------------------------------------------------
Closed-End Funds#
-----------------------------------------------------------------------------------------
   The Argentina Fund, Inc.                         Montgomery Street Income Securities, Inc.
   The Brazil Fund, Inc.                            Scudder Global High Income Fund, Inc.
   The Korea Fund, Inc.                             Scudder New Asia Fund, Inc.

For complete information on any of the above Scudder funds, including management fees and expenses, call or write for a free prospectus. Read it carefully before you invest or send money.

+++ Funds within categories are listed in order from expected least risk to most risk. Certain Scudder funds or classes thereof may not be available for purchase or exchange.

+ A portion of the income from the tax-free funds may be subject to federal, state, and local taxes.

*             A class of shares of the fund.

**            Not available in all states.

*** Only the Scudder Shares of the fund are part of the Scudder Family of Funds.

++ Only the International Shares of the fund are part of the Scudder Family of Funds.

+++ +++ A no-load variable annuity contract provided by Charter National Life Insurance Company and its affiliate, offered by Scudder's insurance agencies, 1-800-225-2470.

+++ +++ +++   A no-load variable annuity contract issued by Glenbrook Life and
              Annuity Company and underwritten by Allstate Financial Services,
              Inc., sold by Scudder's insurance agencies, 1-800-225-2470.

# These funds, advised by Scudder Kemper Investments, Inc., are traded on the New York Stock Exchange and, in some cases, on various other stock exchanges.

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Scudder Solutions
--------------------------------------------------------------------------------
1-800-SCUDDER                                                    www.scudder.com

         Convenient  Automatic Investment Plan
    ways to invest,
        quickly and  A convenient investment program in which money is reliably electronically debited from your bank account monthly to regularly purchase fund shares and "dollar cost average" -- buy more shares when the fund's price is lower and fewer when it's higher, which can reduce your average purchase price over time.*

                     Automatic Dividend Transfer

                     The most timely, reliable, and convenient way to purchase shares -- use distributions from one Scudder fund to purchase shares in another, automatically (accounts with identical registrations or the same social security or tax identification number).

                     QuickBuy

                     Lets you purchase Scudder fund shares electronically, avoiding potential mailing delays; money for each of your transactions is electronically debited from a previously designated bank account.

                     Payroll Deduction and Direct Deposit

                     Have all or part of your paycheck -- even government checks -- invested in up to four Scudder funds at one time.

                     * Dollar cost averaging involves continuous investment in securities regardless of price fluctuations and does not assure a profit or protect against loss in declining markets. Investors should consider their ability to continue such a plan through periods of low price levels.



        Around-the- Scudder Automated Information Line: SAIL(TM) -- clock electronic 1-800-343-2890 account
        service and Personalized account information, the ability to exchange information, or redeem shares, and information on other Scudder funds including some  and services via touchtone telephone.
       transactions
                     Scudder's Web Site -- www.scudder.com

                     Personal Investment Organizer: Offering account information and transactions, interactive worksheets, prospectuses and applications for all Scudder funds, plus your current asset allocation, whenever your need them. Scudder's site also provides news about Scudder funds, retirement planning information, and more.

--------------------------------------------------------------------------------
1-800-SCUDDER                                                    www.scudder.com

       Retirees and  Automatic Withdrawal Plan
   those who depend
      on investment  You designate the bank account, determine the schedule (as proceeds for frequently as once a month) and amount of the redemptions, living expenses and Scudder does the rest.
    can enjoy these
        convenient,  Distributions Direct
        timely, and
           reliable Automatically deposits your fund distributions into the automated bank account you designate within three business days after withdrawal  each distribution is paid.
           programs
                     QuickSell

                     Provides speedy access to your money by electronically crediting your redemption proceeds to the bank account you previously designated.


           For more Call a Scudder representative at information about 1-800-SCUDDER these services
                     Or visit our Web site at
                     www.scudder.com


     Please address  The Scudder Funds
        all written  PO Box 2291
     correspondence  Boston, Massachusetts
                 to  02107-2291


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About the Fund's Adviser

Scudder Kemper Investments, Inc. is one of the largest and most experienced investment management organizations worldwide, managing more than $290 billion in assets globally for mutual fund investors, retirement and pension plans, institutional and corporate clients, insurance companies, and private family and individual accounts.

Scudder Kemper Investments has a rich heritage of innovation, integrity, and client-focused service. In 1997, Scudder, Stevens & Clark, Inc., founded over 80 years ago as one of the nation's first investment counsel organizations, joined the Zurich Financial Services Group. As a result, Zurich's subsidiary, Zurich Kemper Investments, Inc., with 50 years of mutual fund and investment management experience, was combined with Scudder. Headquartered in New York, Scudder Kemper Investments offers a full range of investment counsel and asset management capabilities, based on a combination of proprietary research and disciplined, long-term investment strategies. With its global investment resources and perspective, the firm seeks opportunities in markets throughout the world to meet the needs of investors.

Scudder Kemper Investments, Inc., the global asset management firm, is a member of the Zurich Financial Services Group. The Zurich Financial Services Group is an internationally recognized leader in financial services, including property/casualty and life insurance, reinsurance, and asset management.

This information must be preceded or accompanied by a current prospectus.

Portfolio changes should not be considered recommendations for action by individual investors.

SCUDDER INVESTMENTS (SM)
[SCUDDER LOG]

PO Box 2291
Boston, MA 02107-2291
1-800-SCUDDER
www.scudder.com

A member of the [LOGO] Zurich Financial
Services Group